UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     June 30, 2013

WESTERN ASSET

INFLATION INDEXED PLUS BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with preservation of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Inflation Indexed Plus Bond Fund for the six-month reporting period ended June 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as President of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Directors, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

Effective May 6, 2013, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are Stephen A. Walsh, Dennis J. McNamara and Paul E. Wynn. Messrs. Walsh, McNamara and Wynn have each been employed by Western Asset Management Company (“Western Asset”), the Fund’s subadviser, as an investment professional for at least the past five years. Mr. Walsh has been a part of the portfolio management team for the Fund since its inception in 2001. Mr. Wynn has been part of the portfolio management team for the Fund since 2009. Mr. McNamara has been part of the portfolio management team for the Fund since 2012. These investment professionals work together with a broader investment management team on portfolio structure, duration weighting and term structure decisions. It is anticipated that Mr. Walsh will step down as a member of the Fund’s portfolio

II	Western Asset Inflation Indexed Plus Bond Fund

management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the Fund’s portfolio management team at that time. Mr. Leech has been employed by Western Asset as an investment professional for more than 20 years.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 26, 2013

Western Asset Inflation Indexed Plus Bond Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

IV	Western Asset Inflation Indexed Plus Bond Fund

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.36%. The yield on the ten-year Treasury began the period at 1.78%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.60% on June 25, 2013, before edging down to 2.52% at the end of the period.

Q. What was the inflationary environment during the reporting period?

A. Inflation was relatively benign during the reporting period. For the six months ended June 30, 2013, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)v, was 1.70%. The CPI-U less food and energy was 1.13% over the same time frame. Inflation-protected securities generated weak results during the reporting period due to moderating expectations for inflation and rising interest rates. During the six months ended June 30, 2013, the Barclays U.S. TIPS Indexvi fell 7.39%.

Western Asset Inflation Indexed Plus Bond Fund	V

Investment commentary (cont’d)

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first four months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. The spread sectors then weakened over the last two months of the period amid sharply rising interest rates given the Fed’s plan to begin tapering its asset purchase program sooner than previously anticipated. The majority of spread sectors generated negative absolute returns and performed largely in line with equal-durationvii Treasuries during the reporting period as a whole. For the six months ended June 30, 2013, the Barclays U.S. Aggregate Indexviii fell 2.44%.

Q. How did the high-yield market perform over the six months ended June 30, 2013?

A. The U.S. high-yield bond market was one of the few spread sectors to generate a positive return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexix, posted positive returns during the first four months of the period. Risk appetite was often solid during that time as investors were drawn to higher yielding securities. However, the high-yield market gave back a large portion of previous gains in May and June. All told, the high-yield market gained 1.42% for the six months ended June 30, 2013.

Performance review

For the six months ended June 30, 2013, Class I shares of Western Asset Inflation Indexed Plus Bond Fund returned -7.09%. The Fund’s unmanaged benchmark, the Barclays U.S. TIPS Index, returned -7.39% for the same period. The Lipper Inflation Protected Bond Funds Category Average1 returned -6.92% over the same time frame.

Performance Snapshot as of June 30, 2013 (unaudited)
(excluding sales charges)	6 months
Western Asset Inflation Indexed Plus Bond Fund:
Class A	-7.23%
Class C	-7.51%
Class C1	-7.48%
Class FI	-7.31%
Class R	-7.46%
Class I	-7.09%
Class IS	-7.08%
Barclays U.S. TIPS Index	-7.39%
Lipper Inflation Protected Bond Funds Category Average[1]	-6.92%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 198 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Western Asset Inflation Indexed Plus Bond Fund

capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended June 30, 2013 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were -1.23%, -1.95%, -2.10%, -1.51%, -1.62%, -0.98% and -0.93%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class FI shares would have been -1.53%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ. The 30-Day SEC Yield includes adjustments for inflation to both U.S. and foreign portfolio securities that are linked to inflation indices. Please note, inflation adjustments to U.S. securities often occur at different intervals than foreign securities. These adjustments can cause the Yield to change substantially from month-to-month. Increases in the inflation rate may result in the Fund reporting an exceptionally high yield which may not be repeated.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.67%, 1.29%, 1.22%, 0.89%, 0.99%, 0.31% and 0.26%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 0.90% for Class A shares, 1.65% for Class C shares, 1.40% for Class C1 shares , 0.85% for Class FI shares and 1.15% for Class R shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 1, 2013

Western Asset Inflation Indexed Plus Bond Fund	VII

Investment commentary (cont’d)

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The use of leverage may increase volatility and possibility of loss. Risks of high-yield securities include greater price volatility, illiquidity and possibility of default. The Fund may be subject to interest rate, income and deflation risks. Changes in inflation will cause the Fund’s income to fluctuate, sometimes substantially. Periods of deflation may adversely affect the Fund’s net asset value. Potential active and frequent trading may result in higher transaction costs and increased investor liability. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

vi	The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

VIII	Western Asset Inflation Indexed Plus Bond Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2013 and December 31, 2012 and does not include derivatives, such as futures contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2013 and held for the six months ended June 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-7.23%	$1,000.00	$927.70	0.66%	$3.15	Class A	5.00%	$1,000.00	$1,021.52	0.66%	$3.31
Class C	-7.51	1,000.00	924.90	1.28	6.11	Class C	5.00	1,000.00	1,018.45	1.28	6.41
Class C1	-7.48	1,000.00	925.20	1.27	6.06	Class C1	5.00	1,000.00	1,018.50	1.27	6.36
Class FI	-7.31	1,000.00	926.90	0.85	4.06	Class FI	5.00	1,000.00	1,020.58	0.85	4.26
Class R	-7.46	1,000.00	925.40	1.05	5.01	Class R	5.00	1,000.00	1,019.59	1.05	5.26
Class I	-7.09	1,000.00	929.10	0.32	1.53	Class I	5.00	1,000.00	1,023.21	0.32	1.61
Class IS	-7.08	1,000.00	929.20	0.27	1.29	Class IS	5.00	1,000.00	1,023.46	0.27	1.35

2	Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report

[1]	For the six months ended June 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report	3

Spread duration (unaudited)

Interest rate exposure — June 30, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. TIPS Index
HY	— High Yield
WA Inflation Indexed	— Western Asset Inflation Indexed Plus Bond Fund

4	Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report

Effective duration (unaudited)

Economic exposure — June 30, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. TIPS Index
HY	— High Yield
WA Inflation Indexed	— Western Asset Inflation Indexed Plus Bond Fund

Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2013

Western Asset Inflation Indexed Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 95.1%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	32,364,808	$38,554,577
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	28,809,890	33,268,681
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	13,330,980	14,935,910
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	9,819,696	13,628,668
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	4,483,993	5,530,727
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	22,349,574	32,211,324
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	13,819,443	16,794,934
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	4,215,624	5,132,851
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	13,059,406	11,496,352
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	3,519,776	2,960,188
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	23,209,639	23,788,069
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	6,728,330	7,152,531
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	27,275,081	29,293,000
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	48,218,695	49,458,060
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	9,683,779	10,704,362
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	17,204,252	19,069,847
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	30,837,157	31,639,417
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	17,809,790	19,494,756
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	14,063,461	14,426,031
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	14,256,051	15,570,288
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	5,772,870	6,528,302
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	10,161,116	11,455,866
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	51,078,111	54,625,639
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	17,797,688	18,367,765
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	51,046,558	49,997,704
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	25,391,232	24,817,949
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	21,750,630	21,089,606
Total U.S. Treasury Inflation Protected Securities (Cost — $581,693,105)				581,993,404
Asset-Backed Securities — 0.0%
Bear Stearns Asset Backed Securities Inc., 2003-ABF1 A	0.933%	1/25/34	54,766	51,724	(a)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2002-4 2A1	0.933%	10/25/32	59,473	54,910	(a)
EMC Mortgage Loan Trust, 2003-B A1	0.743%	11/25/41	96,206	92,688	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.873%	3/25/33	20,904	17,919	(a)
Total Asset-Backed Securities (Cost — $231,439)				217,241
Collateralized Mortgage Obligations — 0.1%
Credit Suisse First Boston Mortgage Securities Corp., 2001-28 1A1	0.843%	11/25/31	373,620	303,467	(a)

See Notes to Financial Statements.

6	Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report

Western Asset Inflation Indexed Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — continued
Sequoia Mortgage Trust, 2004-4 A	0.953%	5/20/34	62,934		$59,812	(a)
Total Collateralized Mortgage Obligations (Cost — $422,553)					363,279
Corporate Bonds & Notes — 0.4%
Information Technology — 0.1%
Electronic Equipment, Instruments & Components — 0.1%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	336,000		375,900	(b)
Utilities — 0.3%
Independent Power Producers & Energy Traders — 0.3%
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,250,000		1,312,500	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	462,253		508,478
Total Utilities					1,820,978
Total Corporate Bonds & Notes (Cost — $2,149,927)					2,196,878
Non-U.S. Treasury Inflation Protected Securities — 0.3%
Canada — 0.3%
Government of Canada, Bonds (Cost — $2,073,044)	4.250%	12/1/26	1,383,188	CAD	1,896,285

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Treasury 10-Year Notes, Put @ $124.50 (Cost — $145,050)		7/26/13	400		143,750
Total Investments before Short-Term Investments (Cost — $586,715,118)					586,810,837

		Maturity Date	Face Amount†
Short-Term Investments — 3.3%
U.S. Government Agencies — 1.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $6,992,568)	0.130%	4/21/14	7,000,000		6,992,573	(c)
Repurchase Agreements — 2.2%
Barclays Capital Inc. repurchase agreement dated 6/28/13; Proceeds at maturity — $13,560,068; (Fully collateralized by U.S. government obligations, 0.625% due 5/31/17; Market Value — $13,831,339) (Cost — $13,560,000)	0.060%	7/1/13	13,560,000		13,560,000
Total Short-Term Investments (Cost — $20,552,568)					20,552,573
Total Investments — 99.2% (Cost — $607,267,686#)					607,363,410
Other Assets in Excess of Liabilities — 0.8%					4,625,878
Total Net Assets — 100.0%					$611,989,288

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Inflation Indexed Plus Bond Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
CAD	—Canadian Dollar

See Notes to Financial Statements.

8	Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $607,267,686)	$607,363,410
Foreign currency, at value (Cost — $425,911)	426,642
Cash	109
Receivable for securities sold	9,671,439
Receivable for Fund shares sold	2,748,415
Interest receivable	2,711,017
Unrealized appreciation on forward foreign currency contracts	1,267,743
Prepaid expenses	59,133
Other receivables	57,186
Total Assets	624,305,094

Liabilities:
Payable for Fund shares repurchased	11,966,397
Investment management fee payable	104,345
Unrealized depreciation on forward foreign currency contracts	74,543
Service and/or distribution fees payable	9,036
Payable to broker — variation margin on open futures contracts	64
Directors’ fees payable	40
Accrued expenses	161,381
Total Liabilities	12,315,806
Total Net Assets	$611,989,288

Net Assets:
Par value (Note 7)	$54,177
Paid-in capital in excess of par value	616,864,265
Overdistributed net investment income	(2,310,078)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(3,908,641)
Net unrealized appreciation on investments and foreign currencies	1,289,565
Total Net Assets	$611,989,288

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report	9

Statement of assets and liabilities (unaudited) (cont’d)

Shares Outstanding:
Class A	1,828,515
Class C	155,655
Class C1	393,617
Class FI	134,701
Class R	2,164
Class I	29,756,238
Class IS	21,906,329

Net Asset Value:
Class A (and redemption price)	$11.27
Class C*	$11.20
Class C1*	$11.24
Class FI (and redemption price)	$11.19
Class R (and redemption price)	$11.23
Class I (and redemption price)	$11.29
Class IS (and redemption price)	$11.30
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.77

*	Redemption price per share is NAV of Class C and C1 shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

10	Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Interest	$3,421,987

Expenses:
Investment management fee (Note 2)	651,260
Transfer agent fees (Note 5)	128,716
Registration fees	73,044
Service and/or distribution fees (Notes 2 and 5)	62,427
Fund accounting fees	37,784
Legal fees	34,653
Audit and tax	22,037
Shareholder reports	22,017
Directors’ fees	13,743
Custody fees	6,936
Insurance	6,730
Fees recaptured by investment manager (Note 2)	1
Miscellaneous expenses	5,480
Total Expenses	1,064,828
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(141)
Net Expenses	1,064,687
Net Investment Income	2,357,300

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(1,033,081)
Futures contracts	(320,951)
Written options	202,686
Foreign currency transactions	1,914,496
Net Realized Gain	763,150
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(50,816,994)
Futures contracts	(86,786)
Written options	(5,672)
Foreign currencies	148,686
Change in Net Unrealized Appreciation (Depreciation)	(50,760,766)
Net Loss on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	(49,997,616)
Decrease in Net Assets from Operations	$(47,640,316)

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$2,357,300	$10,834,944
Net realized gain	763,150	10,839,299
Change in net unrealized appreciation (depreciation)	(50,760,766)	17,406,360
Increase (Decrease) in Net Assets From Operations	(47,640,316)	39,080,603

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(4,209,750)	(13,256,746)
Net realized gains	—	(7,741,197)
Decrease in Net Assets From Distributions to Shareholders	(4,209,750)	(20,997,943)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	85,885,289	320,057,415
Reinvestment of distributions	4,109,828	20,197,546
Cost of shares repurchased	(91,135,935)	(153,793,318)
Net assets of shares issued in connection with merger (Note 8)	—	40,861,184
Increase (Decrease) in Net Assets From Fund Share Transactions	(1,140,818)	227,322,827
Increase (Decrease) in Net Assets	(52,990,884)	245,405,487

Net Assets:
Beginning of period	664,980,172	419,574,685
End of period*	$611,989,288	$664,980,172
* Includes overdistributed net investment income of:	$(2,310,078)	$(457,628)

See Notes to Financial Statements.

12	Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$12.22	$12.10

Income (loss) from operations:
Net investment income	0.02	0.20
Net realized and unrealized gain (loss)	(0.90)	0.23
Total income (loss) from operations	(0.88)	0.43

Less distributions from:
Net investment income	(0.07)	(0.16)
Net realized gains	—	(0.15)
Total distributions	(0.07)	(0.31)

Net asset value, end of period	$11.27	$12.22
Total return[4]	(7.23)%	3.56%

Net assets, end of period (000s)	$20,608	$26,958

Ratios to average net assets:
Gross expenses[5]	0.66%	0.67%
Net expenses[5,6,7]	0.66	0.67
Net investment income[5]	0.34	2.42

Portfolio turnover rate	19%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report	13

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$12.17	$12.10

Income (loss) from operations:
Net investment income (loss)	(0.01)	0.09
Net realized and unrealized gain (loss)	(0.90)	0.27
Total income (loss) from operations	(0.91)	0.36

Less distributions from:
Net investment income	(0.06)	(0.14)
Net realized gains	—	(0.15)
Total distributions	(0.06)	(0.29)

Net asset value, end of period	$11.20	$12.17
Total return[4]	(7.51)%	2.97%

Net assets, end of period (000s)	$1,743	$1,987

Ratios to average net assets:
Gross expenses[5]	1.28%	1.29%
Net expenses[5,6,7]	1.28	1.29
Net investment income (loss)[5]	(0.12)	1.15

Portfolio turnover rate	19%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

See Notes to Financial Statements.

14	Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C1 Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$12.21	$12.35

Income (loss) from operations:
Net investment income (loss)	(0.02)	0.05
Net realized and unrealized loss	(0.89)	(0.03)
Total income (loss) from operations	(0.91)	0.02

Less distributions from:
Net investment income	(0.06)	(0.06)
Net realized gains	—	(0.10)
Total distributions	(0.06)	(0.16)

Net asset value, end of period	$11.24	$12.21
Total return[4]	(7.48)%	0.13%

Net assets, end of period (000s)	$4,423	$5,642

Ratios to average net assets:
Gross expenses[5]	1.27%	1.22%
Net expenses[5,6,7]	1.27	1.22
Net investment income (loss)[5]	(0.31)	1.84

Portfolio turnover rate	19%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period October 5, 2012 (commencement of operations) through December 31, 2012.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C1 shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report	15

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2013[3]	2012	2011	2010	2009	2008[4]	2008[5]

Net asset value, beginning of period	$12.14	$11.80	$10.87	$10.59	$9.51	$11.06	$10.02

Income (loss) from operations:
Net investment income	0.02	0.16	0.32	0.19	0.14	0.17	0.35
Net realized and unrealized gain (loss)	(0.90)	0.57	0.99	0.36	1.04	(1.06)	1.06
Total income (loss) from operations	(0.88)	0.73	1.31	0.55	1.18	(0.89)	1.41

Less distributions from:
Net investment income	(0.07)	(0.24)	(0.38)	(0.27)	(0.10)	(0.46)	(0.37)
Net realized gains	—	(0.15)	—	—	—	(0.20)	—
Total distributions	(0.07)	(0.39)	(0.38)	(0.27)	(0.10)	(0.66)	(0.37)

Net asset value, end of period	$11.19	$12.14	$11.80	$10.87	$10.59	$9.51	$11.06
Total return[6]	(7.31)%	6.22%	12.29%	5.21%	12.53%	(8.47)%	14.29%

Net assets, end of period (000s)	$1,507	$1,577	$1,273	$457	$301	$162	$36

Ratios to average net assets:
Gross expenses	0.87%[7]	0.89%[8]	0.86%[8]	0.93%	0.79%	0.77%[7]	0.71%[7]
Net expenses[9,10,11]	0.85 [7]	0.80 [8]	0.75 [8]	0.75	0.62	0.52 [7]	0.48 [7]
Net investment income	0.33 [7]	1.30	2.85	1.75	1.40	2.40 [7]	4.10 [7]

Portfolio turnover rate	19%	54%	50%	39%	41%	74%[12]	142%[12]

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2013 (unaudited).

[4]	For the period April 1, 2008 through December 31, 2008.

[5]	For the period June 28, 2007 (commencement of operations) to March 31, 2008.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent. Prior to May 1, 2012, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 0.75%.

[12]	Not annualized.

See Notes to Financial Statements.

16	Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$12.20	$12.10

Income (loss) from operations:
Net investment income (loss)	(0.01)	0.10
Net realized and unrealized gain (loss)	(0.90)	0.31
Total income (loss) from operations	(0.91)	0.41

Less distributions from:
Net investment income	(0.06)	(0.16)
Net realized gains	—	(0.15)
Total distributions	(0.06)	(0.31)

Net asset value, end of period	$11.23	$12.20
Total return[4]	(7.46)%	3.33%

Net assets, end of period (000s)	$24	$10

Ratios to average net assets:
Gross expenses[5]	1.05%[6]	0.99%
Net expenses[5,7,8]	1.05 [6]	0.98 [9]
Net investment income (loss)[5]	(0.15)	1.19

Portfolio turnover rate	19%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report	17

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2013[3]	2012	2011	2010	2009	2008[4]	2008[5]

Net asset value, beginning of period	$12.23	$11.85	$10.91	$10.63	$9.53	$11.08	$10.43

Income (loss) from operations:
Net investment income	0.04	0.21	0.41	0.24	0.11	0.44	0.61
Net realized and unrealized gain (loss)	(0.90)	0.59	0.96	0.36	1.11	(1.32)	0.67
Total income (loss) from operations	(0.86)	0.80	1.37	0.60	1.22	(0.88)	1.28

Less distributions from:
Net investment income	(0.08)	(0.27)	(0.43)	(0.32)	(0.12)	(0.47)	(0.63)
Net realized gains	—	(0.15)	—	—	—	(0.20)	—
Total distributions	(0.08)	(0.42)	(0.43)	(0.32)	(0.12)	(0.67)	(0.63)

Net asset value, end of period	$11.29	$12.23	$11.85	$10.91	$10.63	$9.53	$11.08
Total return[6]	(7.09)%	6.75%	12.81%	5.67%	12.86%	(8.32)%	12.77%

Net assets, end of period (000s)	$336,064	$380,571	$355,538	$516,765	$440,964	$469,959	$846,594

Ratios to average net assets:
Gross expenses	0.32%[7]	0.31%	0.33%	0.32%	0.32%	0.27%[7]	0.27%
Net expenses[8]	0.32 [7]	0.30 [9,10]	0.31 [9]	0.30 [9]	0.30 [9]	0.25 [7,9]	0.25 [9]
Net investment income	0.71 [7]	1.74	3.58	2.22	1.10	5.80 [7]	5.80

Portfolio turnover rate	19%	54%	50%	39%	41%	74%[11]	142%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2013 (unaudited).

[4]	For the period April 1, 2008 through December 31, 2008.

[5]	For the year ended March 31.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Prior to May 1, 2012, the investment manager had contractually agreed to waive fees and/or reimburse operating expenses at an annual rate of 0.02%.

[11]	Not annualized.

See Notes to Financial Statements.

18	Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2013[3]	2012	2011	2010	2009	2008[4]

Net asset value, beginning of period	$12.24	$11.85	$10.92	$10.64	$9.53	$9.63

Income (loss) from operations:
Net investment income (loss)	0.05	0.23	0.40	0.23	0.18	(0.03)
Net realized and unrealized gain (loss)	(0.91)	0.58	0.96	0.37	1.05	(0.07)
Total income (loss) from operations	(0.86)	0.81	1.36	0.60	1.23	(0.10)

Less distributions from:
Net investment income	(0.08)	(0.27)	(0.43)	(0.32)	(0.12)	—
Net realized gains	—	(0.15)	—	—	—	—
Total distributions	(0.08)	(0.42)	(0.43)	(0.32)	(0.12)	—

Net asset value, end of period	$11.30	$12.24	$11.85	$10.92	$10.64	$9.53
Total return[5]	(7.08)%	6.85%	12.76%	5.72%	12.99%	(1.04)%

Net assets, end of period (000s)	$247,620	$248,235	$62,764	$45,141	$23,463	$22,573

Ratios to average net assets:
Gross expenses	0.27%[6]	0.26%[7]	0.27%[7]	0.27%	0.28%	0.24%[6]
Net expenses[8]	0.27 [6]	0.26 [7,9,10]	0.25 [7,9,10]	0.25 [9,10]	0.25 [9,10]	0.24 [6,9]
Net investment income (loss)	0.81 [6]	1.93	3.54	2.12	1.80	(10.00) [6]

Portfolio turnover rate	19%	54%	50%	39%	41%	74%[11]

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2013 (unaudited).

[4]	For the period December 18, 2008 (commencement of operations) to December 31, 2008.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

Prior to May 1, 2012, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.25%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	Not annualized.

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report	19

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation Indexed Plus Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

20	Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. Treasury inflation protected securities	—	$581,993,404	—	$581,993,404
Asset-backed securities	—	217,241	—	217,241
Collateralized mortgage obligations	—	363,279	—	363,279
Corporate bonds & notes	—	2,196,878	—	2,196,878
Non-U.S. Treasury inflation protected securities	—	1,896,285	—	1,896,285
Purchased options	$143,750	—	—	143,750
Total long-term investments	$143,750	$586,667,087	—	$586,810,837
Short-term investments†	—	20,552,573	—	20,552,573
Total investments	$143,750	$607,219,660	—	$607,363,410
Other financial instruments:
Forward foreign currency contracts	—	$1,267,743	—	$1,267,743
Total	$143,750	$608,487,403	—	$608,631,153

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$74,543	—	$74,543
†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

22	Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying

Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

24	Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $74,543. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

26	Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed: 0.90%, 1.65%, 1.40%, 0.85% and 1.15% for Class A, Class C, Class C1, Class FI and Class R shares, respectively. These arrangements cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent. Prior to May 1, 2012, the investment manager had agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed: 0.25% and 0.75% for Class IS and Class FI shares, respectively. With respect to Class I shares, the investment manager had contractually agreed to waive fees and/or reimburse operating expenses at an annual rate 0.02% of the Fund’s average daily net assets attributable to such class (“Flat Waiver”).

During the six months ended June 30, 2013, fees waived and/or expenses reimbursed amounted to $141.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or

Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding this limit or any other lower limit then in effect.

Pursuant to this arrangement, at June 30, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A1	Class C1	Class C1[2]	Class FI	Class R1	Class I	Class IS
Expires December 31, 2013	—	—	—	$579	—	$77,849	$12,188
Expires December 31, 2014	—	—	—	1,384	—	23,563	1,699
Expires December 31, 2015	—	—	—	141	—	—	—
Fee waivers/expense reimbursements subject to recapture	—	—	—	$2,104	—	$101,412	$13,887

[1]	The class commenced operations on April 30, 2012

[2]	The class commenced operations on October 5, 2012

For the six months ended June 30, 2013, LMPFA recaptured $1 for Class R shares.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares and Class C1 shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2013, LMIS and its affiliates received sales charges of $303 on sales of the Fund’s Class A shares. In addition, for six months ended June 30, 2013, CDSCs paid to LMIS and its affiliates were:

	Class C	Class C1
CDSCs	$3,780	$386

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

As of June 30, 2013, Legg Mason and its affiliates owned 30% of the Fund.

28	Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$6,610,575	$142,756,487
Sales	15,855,801	99,789,891

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,426,922
Gross unrealized depreciation	(14,331,198)
Net unrealized appreciation	$95,724

During the six months ended June 30, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2012	130	$72,703
Options written	190	157,148
Options closed	(320)	(229,851)
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of June 30, 2013	—	—

At June 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Canadian Dollar	Citibank, N.A.	6,530,050	$6,201,986	8/16/13	$(69,738)
Japanese Yen	Credit Suisse First Boston Inc.	550,000,000	5,546,550	8/16/13	3,257
					(66,481)
Contracts to Sell:
Japanese Yen	Goldman Sachs Gorup Inc.	550,000,000	5,546,004	7/25/13	(4,805)
Canadian Dollar	Citibank, N.A.	29,358,234	27,883,300	8/16/13	1,264,486
					1,259,681
Net unrealized gain on open forward foreign currency contracts					$1,193,200

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	$143,750	—	$143,750
Forward foreign currency contracts	—	$1,267,743	1,267,743
Total	$143,750	$1,267,743	$1,411,493

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$74,543

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$(162,083)	—	$(162,083)
Written options	$202,686	—	$202,686
Futures contracts	(320,951)	—	(320,951)
Forward foreign currency contracts	—	$2,036,312	$2,036,312
Total	$(280,348)	$2,036,312	$1,755,964

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$(1,300)	—	$(1,300)
Written options	(5,672)	—	(5,672)
Futures contracts	(86,786)	—	(86,786)
Forward foreign currency contracts	—	$151,535	151,535
Total	$(93,758)	$151,535	$57,777

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

30	Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report

During the six months ended June 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$26,830
Written options†	20,183
Futures contracts (to buy)†	14,237,787
Futures contracts (to sell)†	3,295,893
Forward foreign currency contracts (to buy)	21,051,403
Forward foreign currency contracts (to sell)	47,496,930

†	At June 30, 2013, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at June 30, 2013 :

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$143,750	—	$143,750
Forward foreign currency contracts	1,267,743	—	1,267,743
Total	$1,411,493	—	$1,411,493

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2013 :

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$74,543	—	$74,543

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.75%, 0.25% and 0.50% of the average daily net assets of each respective class. The Rule 12b-1 plan for Class FI shares provides for payments of distribution and service fees to LMIS at an annual rate of up to 0.40% of the class’s average net assets, subject to the authority of the Board of Directors of the Fund to set a lower amount. The Board of Directors has currently approved payments under the plan of 0.25% of the average daily net assets of Class FI shares. Service and distribution fees are accrued daily and paid monthly.

Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

For the six months ended June 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	31,029	17,901
Class C	10,168	166
Class C1	19,231	6,521
Class FI	1,969	2,753
Class R	30	17
Class I	—	97,984
Class IS	—	3,374
Total	$62,427	$128,716

For the six months ended June 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	—
Class C1	—
Class FI	$141
Class R	—
Class I	—
Class IS	—
Total	$141

6. Distributions to shareholders by class

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$145,522	$137,665	†
Class C	10,667	8,659	†
Class C1	25,440	26,068	‡
Class FI	9,316	30,924
Class R	60	129	†
Class I	2,353,456	7,872,873
Class IS	1,665,289	5,180,428
Total	$4,209,750	$13,256,746

Net Realized Gains:
Class A	—	$221,519	†
Class C	—	16,494	†
Class C1	—	46,225	‡
Class FI	—	18,953
Class R	—	122	†
Class I	—	4,524,799
Class IS	—	2,913,085
Total	—	$7,741,197

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

‡	For the period October 5, 2012 (commencement of operations) through December 31, 2012.

32	Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report

7. Capital shares

At June 30, 2013, the Corporation had 37.5 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of the Fund were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount
Class A
Shares sold	62,447	$752,013	31,588	†	$388,169	†
Shares issued on reinvestment	11,204	135,241	27,749	†	340,940	†
Shares repurchased	(450,799)	(5,382,118)	(570,830)	†	(7,026,060)	†
Shares issued with merger	—	—	2,717,156	†	33,544,101	†
Net increase (decrease)	(377,148)	$(4,494,864)	2,205,663	†	$27,247,150	†

Class C
Shares sold	33,299	$391,473	117,693	†	$1,439,786	†
Shares issued on reinvestment	862	10,374	2,056	†	25,150	†
Shares repurchased	(41,709)	(490,261)	(5,818)	†	(71,447)	†
Shares issued with merger	—	—	49,272	†	606,646	†
Net increase (decrease)	(7,548)	$(88,414)	163,203	†	$2,000,135	†

Class C1
Shares sold	2,233	$26,926	6,166	‡	$76,017	‡
Shares issued on reinvestment	2,075	25,060	5,787	‡	71,022	‡
Shares repurchased	(72,707)	(864,929)	(93,499)	‡	(1,149,643)	‡
Shares issued with merger	—	—	543,562	‡	6,710,437	‡
Net increase (decrease)	(68,399)	$(812,943)	462,016	‡	$5,707,833	‡

Class FI
Shares sold	29,212	$347,106	53,997		$650,653
Shares issued on reinvestment	777	9,314	4,108		49,856
Shares repurchased	(25,194)	(300,620)	(36,100)		(439,942)
Net increase	4,795	$55,800	22,005		$260,567

Class R
Shares sold	1,366	$15,807	826	†	$10,000	†
Shares issued on reinvestment	5	57	21	†	251	†
Shares repurchased	(54)	(647)	—		—
Net increase	1,317	$15,217	847	†	$10,251	†

Class I
Shares sold	3,741,551	$45,041,948	9,407,460		$114,408,526
Shares issued on reinvestment	191,838	2,315,954	968,443		11,824,988
Shares repurchased	(5,287,800)	(62,945,613)	(9,272,511)		(112,463,303)
Net increase (decrease)	(1,354,411)	$(15,587,711)	1,103,392		$13,770,211

Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class IS
Shares sold	3,244,847	$39,310,016	17,010,813	$203,084,264
Shares issued on reinvestment	133,598	1,613,828	645,275	7,885,339
Shares repurchased	(1,750,745)	(21,151,747)	(2,671,896)	(32,642,923)
Net increase	1,627,700	$19,772,097	14,984,192	$178,326,680

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

‡	For the period October 5, 2012 (commencement of operations) through December 31, 2012.

8. Transfer of net assets

On October 5, 2012, the Fund acquired the assets and certain liabilities of the Legg Mason Western Asset Global Inflation Management Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason Western Asset Global Inflation Management Fund	3,309,990	$40,861,184	$617,534,397

As part of the reorganization, for each share they held, shareholders of the Acquired Fund Class A, Class C and Class C1 received 0.911318, 0.914206 and 0.909788 shares of Class A, Class C and Class C1 shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $1,852,865, accumulated net realized loss of $302,403 and accumulated net investment loss of $147,556. Total net assets of the Fund immediately after the transfer were $658,395,581. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire year ended December 31, 2012, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$11,049,268
Net realized gain	11,736,808
Change in net unrealized appreciation/depreciation	17,682,209
Increase net assets from operations	$40,468,285

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on October 5, 2012.

34	Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset Inflation Indexed Plus Bond Fund 2013 Semi-Annual Report	35

Western Asset

Inflation Indexed Plus Bond Fund

Directors

William E. B. Siart

Chairman

Robert Abeles*

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd.

Western Asset Management Company Pte. Ltd.

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

*	Effective May 22, 2013, Mr. Abeles became a Director.

Western Asset Inflation Indexed Plus Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Inflation Indexed Plus Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Inflation Indexed Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX012829 8/13 SR13-2007

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Funds, Inc.

Date: August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Funds, Inc.

Date: August 23, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Funds, Inc.

Date: August 23, 2013